EXHIBIT 10(j)
                            HOTELVIEW CORPORATION          Contract #__________
                     A Subsidiary of Visual Data Corporation
            1600 SOUTH DIXIE HIGHWAY, SUITE 3A, BOCA RATON, FL 33432
                     TEL: (407)367-8505  FAX: (407)367-7606
                          ATTRACTION/SERVICE AGREEMENT

THIS AGREEMENT commences on the "Effective Date" and sets forth the terms and conditions between HOTELVIEW CORPORATION (the "Company") and
Service/Attraction (as defined below):

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Service/Attraction Name (the "Service/Attraction")

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Contact Name                                          Title

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Address (the "Location")

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City

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State                               Zipcode

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Phone(    )                                                Fax(    )
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Service Fee (the "Service Fee")           Term (the "Term")

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$                                                                  Year(s)
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                              TERMS AND CONDITIONS

1. The Service/Attraction owns all rights, title and interest in and to the copyrighted material (the "Material") supplied to the Company for the purposes of inclusion in the HotelView Library (the "Library").

2. The Company is a "content" developer specializing in the production and marketing/distribution of a visual library (the "Library") of hotels, services and attractions under the name HotelView/registered mark/.

3. The Service/Attraction wishes to grant the Company a license for the Material so that the Material shall be included in the Library and the Company accepts such license for the Material, pursuant to the terms and conditions contained in this Agreement.

4. Subject to the terms and conditions set forth in this Agreement, the Service/Attraction hereby grants an irrevocable license (the "License") to the Company to use the Material in the Library during the Term (as defined below). The grant of the License includes, without limitation, the absolute right to incorporate the Material in any fixed tangible medium in which the Library may be contained, including without limitation, video tape, video disc, laser disc, or otherwise. The Library is also intended to be distributed via the Internet and Interactive Television.

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5. The Company shall include the Material in the Library for the Term of this
Agreement which shall be from the Effective Date and continue for a period of one (1) year thereafter. Within thirty (30) days prior to the termination of this Agreement, the parties agree to enter into good faith negotiations to renew the Agreement, based upon terms and conditions to be mutually agreed upon. The provisions of this Section 5 notwithstanding, the Company shall have the right to continue to use the Material on all fixed-media versions of the Library in existence through the date of termination, after termination of this Agreement, until such time as the next update of the Library is produced, marketed and distributed.

6. MISCELLANEOUS PROVISIONS. This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such State, without giving effect to any conflicts of law principles. The parties further agree that in the event of such action, suit or proceeding, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity of and reinforcement of any other provision or any part thereof. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall constitute one and the same document.

7. ASSIGNMENT. This Agreement and the rights granted hereunder may not be assigned in whole or in part by the Service/Attraction without the prior written consent of the Company. The Company may assign this Agreement and the rights granted hereunder to any third party.

THE PARTIES ACKNOWLEDGE THAT EACH HAS READ ALL OF THE TERMS OF THIS AGREEMENT AND AGREES TO ABIDE BY ITS TERMS AND CONDITIONS.

                                              Accepted by HOTELVIEW CORPORATION:
For Service/Attraction __________________     1600 South Dixie Highway, Suite 3A
             (Name of Service/Attraction)      Boca Raton, FL 33432

By: ________________________________               By: _________________________

Name: _____________________________                Name: _______________________

Title: _______________________________             Title: ______________________

Date: _______________________________              Date: _______________________

HOTELVIEW USE ONLY:

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Contract No.:         Disc No.:             Volume No.:          File No.:

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